Exhibit 99.1

                                WRITTEN STATEMENT
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350



            The undersigned, STEVEN F. UDVAR-HAZY, the CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, of INTERNATIONAL LEASE FINANCE CORPORATION (the "Company"), pursuant to 18 U.S.C. Section 1350, hereby certifies that:

      (i) the 10-Q of the Company for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


            Dated: August 8, 2002



                                          /S/ STEVEN F. UDVAR-HAZY
                                          -----------------------------------
                                          STEVEN F. UDVAR-HAZY